UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

The board of directors (the “Board”) of Soluna Holdings, Inc. (the “Company”) established August 18, 2025, as the date of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and the close of business on June 30, 2025, as the record date for the determination of stockholders entitled to receive notice of and vote at the 2025 Annual Meeting. The time and location of the 2025 Annual Meeting will be specified in the Company’s proxy statement for the 2025 Annual Meeting (the “2025 Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

As a result of changing the date of its annual meeting of stockholders following its fiscal year ended December 31, 2024 by more than 30 days from the date of the previous year’s annual meeting, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the 2025 Annual Meeting. In order to be considered timely, such proposals must be received by the Company’s Secretary, no later than July 15, 2025. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials.

All stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must comply with applicable Nevada law, the rules and regulations promulgated by the SEC, and the procedures set forth in the Company’s Bylaws. The Company is not obligated to include in its proxy materials any non-compliant proposals and may omit such proposals from its proxy materials for the 2025 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: July 3, 2025	By:	/s/ John Tunison
John Tunison
Chief Financial Officer
(principal financial officer)